UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2017

Walker & Dunlop, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35000	80-0629925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 Wisconsin Avenue Suite 1200E Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 215-5500

Not applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 20, 2017, Walker & Dunlop, Inc. (the “Company”) and Walker & Dunlop, LLC, the operating subsidiary of the Company, entered into an Eleventh Amendment to Amended and Restated Warehousing Credit and Security Agreement (the “Amendment”) with PNC Bank, National Association, as administrative agent (“PNC”), and the lenders party thereto. The Amendment amends that certain Amended and Restated Warehousing Credit and Security Agreement, dated as of June 25, 2013 (as amended from time to time, the “Warehousing Agreement”), by and among Walker & Dunlop, LLC, the Company, PNC and the lenders party thereto to extend the warehousing maturity date to September 11, 2017, which will permit the Company and Walker & Dunlop, LLC to enter into a new, separate warehousing credit agreement with one of the lenders under the Warehousing Agreement. The Company continues to guarantee Walker & Dunlop, LLC’s obligations under the Warehousing Agreement, as amended by the Amendment.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Some of the lenders under the Amendment and their affiliates have various relationships with the Company involving the provision of financial services, including other credit facilities with the Company and its affiliates, cash management, investment banking, trust and other services. In addition, affiliates of the Company have entered into forward delivery commitments, interest rate swaps and other derivative arrangements in the ordinary course of business with some of the lenders and their affiliates.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1

Eleventh Amendment to Amended and Restated Warehousing Credit and Security Agreement, dated as of June 20, 2017, by and among Walker & Dunlop, LLC, Walker & Dunlop, Inc., the lenders party thereto and PNC Bank, National Association, as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALKER & DUNLOP, INC.
(Registrant)

Date: June 23, 2017	By:	/s/ Stephen P. Theobald
		Name:	Stephen P. Theobald
		Title:	Executive Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1

Eleventh Amendment to Amended and Restated Warehousing Credit and Security Agreement, dated as of June 20, 2017, by and among Walker & Dunlop, LLC, Walker & Dunlop, Inc., the lenders party thereto and PNC Bank, National Association, as administrative agent.